        Greyrock
         Business
        Credit
A NationBank Company

      Amendment to Loan Documents

Borrower:      Marcam Corporation
Address:       95 Wells Avenue
               Newton, Massachusetts 02159

Date:          March 30, 1996

     THIS AMENDMENT TO LOAN DOCUMENTS is entered into as of the above date between GREYROCK BUSINESS CREDIT, a Division of NationsCredit Commercial Corporation (formerly Greyrock Capital Group Inc.) ("GBC"), whose address is 300 North Continental Blvd., Suite 200, El Segundo, California 90245 and the borrower named above ("Borrower") with respect to the Loan and Security Agreement between GBC and Borrower, dated August 29, 1995 (the "Loan Agreement"). (This Amendment, the Loan Agreement, any prior written amendments to said agreements signed by GBC and the Borrower, and all other written documents and agreements between GBC and the Borrower are referred to herein collectively as the "Loan Documents". Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

     The Parties agree as follows

     1. Foreign Guarantees and Security Agreements. Section 7.2 of the Schedule to the Loan Agreement, which presently reads as follows:

           "7.2 Guarantees. Within 30 days after the date hereof, Borrower shall cause its subsidiaries, which are operating in or incorporated in the United Kingdom or Canada, to execute and deliver to GBC Continuing Guaranties with respect to all of the Obligations, in such form as GBC shall specify, together with all documents and instruments GBC shall specify in order to grant GBC a continuing, first-priority security interest in all of their assets to secure their obligations under said Continuing Guaranties."

is hereby amended to read as follows:

           "7.2 Guarantees. In the event Borrower wishes to request Loans with respect to Receivables owing to any of Borrower's subsidiaries which



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               Greyrock Business Credit               Amendment to Loan Document
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        are operating in or incorporated in the United Kingdom or Canada, or any of Borrower's other subsidiaries, Borrower shall first give written notice thereof to GBC and Borrower shall first cause the subsidiary to which such Receivables are owing to execute and deliver to GBC Continuing Guaranties with respect to all of the Obligations, in such form as a GBC shall specify in order to grant
        GBC a continuing, first-priority perfected security interest in all of their assets to secure their obligations under said Continuing Guaranties. Borrower acknowledges that, as with all Receivables, the determination of whether any such Receivables will be deemed to be Eligible Receivables is a matter of GBC's reasonable business judgment."

        2. Consent to Transfer of Collateral. GBC hereby consents to the transfer by the Borrower of the following Collateral to a new wholly-owned subsidiary of Borrower, Foresight Software, Inc. ("Foresight"), free of the security interest of GBC (collectively, the "Released Collateral"): (i) all MXP software and other MXP-related intellectual property, (ii) certain accounts receivable arising from the sale or licensing of MXP software (having a face amount not exceeding $3,200,000)(the "MXP Accounts"), with Borrower retaining certain other accounts receivable arising from the sale or licensing of MXP software (having a face amount of approximately $2,000,000)(the "Retained Accounts"), and (iii) all furniture, fixtures and equipment relating to the MXP software (having a book value not exceeding $500,000) and cash in the amount of $800,000. Borrower represents and warrants that there are no outstanding Loans with respect to any of the MXP Accounts. Effective on the date of the foregoing transfer of the Released Collateral, and with the exception of the Retained Accounts (which Borrower shall cause to be identifiable in Borrower's accounting system and reports), GBC agrees that the Released Collateral shall no longer be deemed "Collateral" for purposes of the Loan Documents and Borrower shall be under no restrictions whatsoever with respect to further transfers of the Released Collateral.

        3. Consent to Guaranty. GBC hereby consents to Borrower executing and delivering a Continuing Guaranty in favor of Silicon Valley Bank ("Bank") with respect to present and future indebtedness of Foresight to the Bank, in a principal amount not to exceed $750,000.

        4. Representations True. GBC acknowledges receipt of a written litigation update from the Borrower. Borrower represents and warrants to GBC that as supplemented by such update, all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

        5. General Provisions. The consents set forth above shall not be deemed to be a consent to any other transfer of Collateral or guaranty, whether or not similar to the foregoing. This Amendment, the Loan Agreement, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements


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        Greyrock Business Credit                      Amendment to Loan Document
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and understandings between the parties with respect to the subject hereof.
Except as herein expressly amended, all of the terms and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.

   Borrower                             GBC

MARCAM CORPORATION                      GREYROCK BUSINESS CREDIT,
                                        a Division of
                                        NationsCredit Commercial Corporation


By [SIGNATURE APPEARS HERE]             By [SIGNATURE APPEARS HERE]
  ----------------------------------       ------------------------------------
     President or Vice President        Title
                                             -----------------------------------

By [SIGNATURE APPEARS HERE]
  ----------------------------------
     Secretary or Ass't Secretary

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